SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 19, 2006

                                ACIES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

        Nevada                  000-49724                91-2079553
    (State Or Other            (Commission             (IRS Employer
    Jurisdiction Of            File Number)          Identification No.)
                              Incorporation)

              14 Wall Street, Suite 1620, New York, New York 10005
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (800) 361-5540

                                 Not Applicable
            (Former Address, if changed since Last Report) (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.02.  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
            AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         (a) On June 19, 2006, the management of Acies Corporation, a Nevada corporation (the "Company"), after discussions with its independent auditors, made an internal determination and concluded that the financial statements contained in the Company's Quarterly Reports on Form 10-QSB for the Company's fiscal quarters ended September 30, 2005 and December 31, 2005 (the "Form 10-QSBs"), contained certain errors related to the way the Company accounted for certain merchant terminal equipment.

         Beginning in its fiscal year ended March 31, 2006, the Company employed a marketing strategy whereby it typically places point of sale equipment at certain merchant locations as an inducement to generate revenue from processing services. The Company owns the equipment and often receives a deposit thereon from the merchant. Should the merchant cease to be a customer, the equipment is returned to the Company for redeployment to a different merchant location, and the deposit is returned to the merchant. Prior to fiscal year 2006, equipment placed at merchant locations was nominal and was therefore expensed. Capitalization and depreciation of this equipment, which qualify as revenue-generating assets, more appropriately matches expense with the revenue generated as the merchant agreements are typically for a period of three years or longer. The Company adopted a new marketing approach during the year ended March 31, 2006 which did not exist in previous years and thus did not treat the capitalization of this equipment as a change in accounting principle under Statement of Financial Accounting Standards No.154, "Accounting Changes and Error Corrections." However, the previously issued financial statements for the quarters ended September 30, 2005 and December 31, 2005 erroneously presented the cost relating to this equipment in the statement of operations as an expense included in cost of revenue. The net impact of correcting the error on the statements of operations for the quarters ended September 30 and December 31, 2006 is to reduce the net loss by $46,672 and $45,022, respectively.

         The decision to restate the financial statements was made by the Company's management with the concurrence of the Company's independent auditors. In addition, the Company's management made a determination, with the concurrence of the Company's independent auditors, that the previously-issued financial statements contained in the Form 10-QSBs should not be relied upon.

         On June 19, 2005, management discussed the matters disclosed in this
Item 4.02(a) with the Company's independent auditors, Malone & Bailey, PC. The Company's independent auditors informed the Board that they concur with the conclusions described above.

         The Company intends to file a Form 10-QSB/A amending each of the Form 10-QSBs, to include the respective restated financial statements, as soon as practicable.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ACIES CORPORATION


                                      By: /s/ Jeffrey A. Tischler
                                         ------------------------------------
                                      Name:  Jeffrey A. Tischler
                                      Title:  Chief Financial Officer

Dated:  June 30, 2006